Exhibit 10.11

SUPPLEMENT NO. 1 TO AMENDED AND RESTATED AIRCRAFT SECURITY

AGREEMENT

THIS SUPPLEMENT NO. 1 TO AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT (this “Supplement”) dated March 21, 2012 is given by OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Company”), OMEGA PROTEIN, INC., a Virginia corporation (“OPI” and, together with the Company, the “Borrowers” and each a “Borrower”), together with the other parties identified as “Obligors” on the signature page hereto and such other parties that may become Obligors under the Security Agreement (as defined below) after the date hereof (together with the Borrowers, individually an “Obligor”, and collectively the “Obligors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined below).

R E C I T A L S :

A. The Company or OPI are the sole legal and beneficial owner of the whole of each of the Airframes (as defined in the Security Agreement) described in that certain Aircraft Security Agreement dated October 21, 2009 by Borrowers, together with the other parties identified as “Obligors” on the signature pages thereto, in favor of Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), which was recorded by the Federal Aviation Administration Civil Aviation Registry (the “Registry”) on November 5, 2009 and assigned Conveyance No. CW001594, as assigned by that certain Assignment of Aircraft Security Agreement dated March 21, 2012 by Wells Fargo, as assignor in favor of the Administrative Agent, as assignee, which was filed with the FAA simultaneously herewith, and as amended and restated by that certain Amended and Restated Aircraft Security Agreement (the “Security Agreement”) dated as of the date hereof executed by Obligors in favor of the Administrative Agent, which was filed for recordation with the Registry simultaneously herewith, reference to which is hereby made for all purposes;

B. OPI is also the sole legal and beneficial owner of the whole of the following Airframe:

N-number	Mfg	Model	Serial Number
N20470	Cessna	172M	17261313

(an “Additional Airframe”); and

C. As more fully described in the Security Agreement, pursuant to the Loan Agreement (as defined in the Security Agreement), the Lenders (as defined in the Loan Agreement) have agreed to make loans, issue letters of credit and make other financial accommodations upon the terms and subject to the conditions set forth therein; and

D. Each Obligor, in order to secure the repayment of all amounts from time to time due under the Loan Agreement and the other Loan Documents and the performance and observance of and compliance with the covenants, terms and conditions contained in the Loan Agreement, this Supplement and the other Loan Documents, has duly authorized the execution and delivery of this Supplement.

NOW THEREFORE, THIS SUPPLEMENT WITNESSETH (with defined terms used herein and not otherwise defined having the respective meanings ascribed thereto in the Loan Agreement and the rules of interpretation set forth in Section 1.02 thereof applying hereto):

That in consideration of the premises and of the sums loaned and to be loaned as above recited and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the payment when due of all amounts owed by the Loan Parties under the Loan Agreement and the other Loan Documents in accordance with the terms thereof, and the payment of all other sums as may hereafter become secured by the Security Agreement, as supplemented hereby, in accordance with the terms thereof and hereof, and to secure the performance and observance by each Loan Party (as defined in the Loan Agreement) of, and the compliance by each Loan Party with, all of the covenants, terms and conditions contained in the Security Agreement, as supplemented hereby, and in the Loan Agreement and the other Loan Documents, OPI by these presents does hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing first priority security interest in and lien upon the Additional Airframe;

TO HAVE AND TO HOLD the same unto the Administrative Agent, its successors and assigns, forever, for the benefit of the Secured Parties, upon the terms herein set forth for the enforcement of the payment of amounts owed by the Loan Parties under the Loan Agreement and the other Loan Documents and to secure the performance and observance by each Loan Party of, and compliance by each Loan Party with, the covenants, terms and conditions in the Security Agreement, as supplemented hereby, and in the Loan Agreement and the other Loan Documents contained, such payment and performance obligations being described as the “Secured Obligations” in the Loan Agreement, subject to payment of the Secured Obligations as described in the Security Agreement.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses set forth in the Security Agreement, as supplemented hereby.

ARTICLE I

COVENANTS OF THE OBLIGORS

Each Obligor hereby covenants and agrees with the Administrative Agent as follows:

Section 1.01. Corporate Covenants. Each Obligor was duly organized and is now validly existing under the laws of the state of its organization; it is duly authorized to grant a security interest in the Additional Airframe; and all corporate and membership actions necessary and required by law for the execution and delivery of this Supplement have been duly and effectively taken.

Section 1.02. Obligors’ Warranty of Title. Except for the security interest granted under this Supplement, each Obligor warrants that OPI is the owner of the Additional Airframe free from any prior security interest, lien or encumbrance. Each Obligor will defend the Additional Airframe against all claims and demands of all Persons or entities claiming any interest therein.

Section 1.03. Incorporation of Security Agreement. All of the covenants and agreements on the part of each Obligor which are set forth in, and all the rights, privileges, powers and immunities of the Administrative Agent which are provided for in the Security Agreement, are incorporated herein and shall apply to the Airframes subjected to the Lien of the Security Agreement by the Security Agreement or by this Supplement and otherwise, with the same force and effect as though set forth at length in this Supplement.

Section 1.04. Definition of “Airframe”. The term “Airframe” as used in the Security Agreement and this Supplement shall include the Additional Airframe.

Section 1.05. Supplement to Security Agreement. This Supplement is executed as and shall constitute an instrument supplemental to the Security Agreement, and shall be construed in connection with and as part of the Security Agreement.

Section 1.06. Ratification of Security Agreement. Except as modified and expressly amended by this Supplement and any other supplement, the Security Agreement is in all respects ratified and confirmed and all of the terms, provisions and conditions thereof shall be and remain in full forth and effect, and are hereby ratified and confirmed.

ARTICLE II

SUNDRY PROVISIONS

Section 2.01. Invalidity. If any one or more of the provisions of this Supplement should at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Supplement or the validity of this Supplement as a whole.

Section 2.02. Preferred Status of Security Agreement. Notwithstanding anything contained herein to the contrary, nothing herein shall waive the preferred status of the Security Agreement as supplemented hereby under the provisions of any act in any other jurisdiction in which it is sought to be enforced and that, if any provision or portion of the Security Agreement as supplemented hereby shall be construed to waive its preferred status, then such provision or portion to such extent shall be void and of no effect.

Section 2.03. Choice of Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas, except the rules governing conflicts of law.

[Signature pages follow.]

IN WITNESS WHEREOF, the Obligors have executed this Supplement on the day and year first above written.

OBLIGORS:

OMEGA PROTEIN CORPORATION

By:	/s/ Andrew Johannesen
Andrew Johannesen Executive Vice President and Chief Financial Officer

OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President and Chief Financial Officer

PROTEIN FINANCE COMPANY

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

OMEGA SHIPYARD, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

Signature Page to Supplement No. 1 to Amended and Restated Aircraft Security Agreement

PROTEIN INDUSTRIES, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

CYVEX NUTRITION, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

INCON PROCESSING, L.L.C.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

Signature Page to Supplement No. 1 to Amended and Restated Aircraft Security Agreement